CONESTOGA FUNDS

CONESTOGA SMALL CAP FUND

Supplement dated May 29, 2018

To the Prospectus dated January 31, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1.	Effective July 1, 2018, the disclosure under “INVESTING IN THE FUND – Fund Closure” is revised to read as follows.

Fund Closure

With limited exceptions, effective March 2, 2018, shares of the Fund are generally closed to new retail investors opening accounts through financial intermediaries (i.e., advisory firms, broker dealers, etc.). Shares continue to be available for purchase by existing retail or “fund direct” investors.

Effective July 1, 2018, through at least January 31, 2019, shares of the Fund are generally not available to new accounts through financial intermediaries without existing client relationships with the Fund or the Adviser. As of that effective date, shares continue to be available for purchase by existing and new investors purchasing through financial intermediaries with existing client relationships with the Fund or the Adviser. Effective July 1, 2018, shareholders of the Conestoga SMid Cap Fund (the “SMid Cap Fund”) will generally no longer be able to exchange their SMid Cap Fund shares for shares of the Fund; however, shareholders of the Fund may continue to exchange their shares of the Fund for shares of the SMid Cap Fund. Contact Conestoga Funds or your financial advisor for more information about investing in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE